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                                                                           10.04
                                  September 25, 1997


Paul Edelhertz

Hand-delivered


Dear Paul,

In the event your employment is terminated without cause, Racotek will provide you with six (6) months advance notice of your termination, or otherwise provide you with compensation equivalent to six (6) months of pay at your then-prevailing salary. Please sign below to indicate your receipt and acknowledgement of this letter.

Very truly yours,


Mike Fabiaschi

Mike Fabiaschi
President & C.E.O.


ACCEPTED THIS 29th DAY OF SEPTEMBER, 1997:

                                            Paul Edelhertz
                                            --------------------
                                            Paul Edelhertz




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